UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2010

Celera Corporation

(Exact name of registrant as specified in its charter)

001-34116

(Commission File Number)

Delaware	26-2028576
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

1401 Harbor Bay Parkway

Alameda, CA 94502

(Address of principal executive offices, with zip code)

(510) 749-4200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 4, 2010, the Compensation Committee of the Board of Directors of Celera Corporation (“Celera” or the “Company”) adopted and approved a form of performance share award agreement, as well as a revised form of non-qualified stock option agreement and revised form of restricted stock unit agreement, in each case for use under the Celera Corporation 2008 Stock Incentive Plan, as amended (the “Plan”). The form of performance share award agreement may be used in the future with respect to the issuance of equity awards under the Plan that are tied to specific performance metrics developed by the Compensation Committee. The forms of non-qualified stock option agreement and restricted stock unit agreement were revised, among other things, to provide for consistent treatment under the Company’s equity award agreements in the event of death and permanent disability, as well as to facilitate tax withholding obligations on exercise/vesting of these awards.

Copies of the form of performance share award agreement, non-qualified stock option agreement and restricted stock unit agreement are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated by reference herein. The foregoing description is qualified in its entirety by reference to the form agreements.

Also on February 4, 2010, the Compensation Committee approved the following equity awards under the Plan: Kathy Ordoñez (50,000 performance share awards and options to acquire 100,000 shares); Ugo DeBlasi (22,500 performance share awards and options to acquire 45,000 shares); Tom White (20,000 performance share awards and options to acquire 40,000 shares); Stacey Sias (15,000 performance share awards and options to acquire 30,000 shares); and Paul Arata (13,000 performance share awards and options to acquire 28,000 shares). The equity awards will be issued under the form agreements described above, as applicable. The awards will be granted two business days following the public release by the Company of its earnings for the fiscal year ended December 26, 2009.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Form of Performance Share Award Agreement

10.2	Form of Non-Qualified Stock Option Agreement

10.3	Form of Restricted Stock Unit Award Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELERA CORPORATION

Date: February 9, 2010	By:	/S/ SCOTT MILSTEN
Scott Milsten
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

10.1	Form of Performance Share Award Agreement

10.2	Form of Non-Qualified Stock Option Agreement

10.3	Form of Restricted Stock Unit Award Agreement